To:

J.B. Jackson, Mayor Town of Castleberry

From: Peter D. Ubaldi, President & CEO Global Ecology Corporation

Re:

Letter of Intent Date: May 25, 2011

The purpose of this Letter of Intent ("Letter") is to set forth certain non-binding understandings and certain binding commitments between Global Ecology Corporation its affiliates, subsidiaries and assigns with offices at 96 Park Street, Montclair, New Jersey 07042 ("GEC") and The Town of Castleberry, its agencies, affiliates and assigns with offices at P.O. Box 97, Castleberry, Alabama 36432 ("Castleberry") with respect to a proposed transaction in which GEC and Castleberry will participate in a project (the "Project") as described herein. It is contemplated that GEC will form a wholly owned subsidiary, ("GEC Alabama") to own and operate the Project.

For purposes of this Letter, GEC, and Castleberry are sometimes collectively referred to as the "parties" and individually as a "party." Also, GEC's licensed waste remediation and soil additive technology and its other environmental restoration technologies and services are referred to as "Technology" or "Products" in this Letter. The parties are hereby contemplating a business transaction(s) located in Castleberry (the "Territory"). The transaction(s) will include but not be limited to the development of a location(s) for the accumulation of certain organic waste to be used in the production of GEC's natural fertilizerlsoil additive and an expansion of the market to sell GEC's Technology. The target industries for GEC's Products are involved in the bio remediation of waste to produce fertilizer, water purification to include agriculture, sewage treatment, restoration of large bodies of water and drinking water purification. No other areas of business outside of the designated industry are subject to the transaction(s) contemplated in this Letter.

The terms and conditions as set forth herein between the parties will be more particularly set forth in one or more definitive agreements (collectively "Definitive Agreements") to be mutually agreed upon by the parties. This Letter outlines the proposed transaction based on each party's present understanding of the current condition of the requirements and business operations of GEC and the requirements of Castleberry. In particular, Castleberry and GEC understand that GEC Alabama (or its designee for the Project) will be a corporation owned 100% by GEC and Castleberry will be compensated according to a revenue sharing agreement for the Project acceptable to the parties.

The following numbered paragraphs constitute a general outline of the proposed transaction, key ancillary agreements and important conditions. The provisions shall be included in the Definitive Agreements, but in all instances shall be subject to and contingent upon the parties reaching agreement on the Definitive Agreements and the terms and conditions set forth in the Definitive Agreements. The parties' expressly state their intention that this Letter as a whole, and paragraphs 1 - 4 in particular, do not and shall not constitute a legal and binding obligation, contract or agreement between any of the parties, are not intended to be an extensive summary of all of the terms and conditions of the proposed business combination or of the Definitive Agreements, and are subject to the approval of the parties' Board of Directors, shareholders and Town council members, if necessary. The parties do, however, expressly intend that paragraphs 5 - 8 of this Letter, upon execution of this Letter, shall constitute the parties' agreements with respect to the procedures for negotiation and preparation of the Definitive Agreements.

NONBINDING STATEMENT OF UNDERSTANDING

1. Responsibilities of GEC. It will be the responsibility of GEC to continue to remain a fully reporting public entity. GEC will be required to comply with all SEC Regulations which are required to maintain its status as an OTCQB company. GEC agrees that it will cooperate in the production of information for the satisfactory due diligence inspection by Castleberry (as provided in paragraph 4) and the making of any agreed upon adjustments to the final agreement terms (both known and contingent), and will provide an agreement, acceptable to Castleberry wherein GEC Alabama will be given an exclusive license in the Territory from GEC for the use of its Technology for the sole benefit of GEC Alabama. .

2. Responsibilities of Castleberry - Subject to an assessment of the: (a) technical capabilities of GEC's Products (b) the various types of soil treatment applications offered by GEC, and (c) the feasibility of utilizing GEC's expertise in the development of the operation of GEC Alabama, Castleberry agrees:

(a)

to, at its own expense, provide the Project the required land in a condition required for the operation contemplated herein which will include the access roads in and out of the subject site

(b)

to build an enclosed storage facility on the site according to specifications agreed to by the parties (c) to be responsible for all necessary approvals from whatever government agencies or private companies may be required for the use and the production of the Products in the Territory (d) to arrange to have office space available, at the expense of GEC Alabama for the Project in a location and of a size to be agreed upon by the parties (e) to assist in the hiring of local individuals for the Project (f) to cause GEC Alabama to receive the necessary waste to be used as raw material for the production of the Products.

3. Preparation of Definitive Agreements - The Definitive Agreements will set forth the terms and conditions for the revenue distribution due to Castleberry from the operation of GEC Alabama. In addition, the Definitive Documents will set forth the requirement within a reasonable period of time for the receipt of the funding needed by Castleberry for the development of the land for the Project as well as period required for all necessary approvals.

Upon execution of this Letter, the parties will begin preparation of the Definitive Agreements that will govern the transactions contemplated in this Letter. To the extent appropriate for transactions of this type and size, the Definitive Agreements will contain customary representations, warranties, covenants, indemnities and other agreements of the parties, including but not limited to: (1) representations and warranties related to each party's power and authority to enter into the Definitive Agreements and perform its obligations thereunder; (2) representation and warranty by Castleberry that Castleberry can fulfill its responsibilities in connection with the funding, capital andlor grant requirements and completion of approvals; (3) various representations and warranties concerning GEC and Castleberry such as due organization, good standing, the absence of violation of other agreements and laws and other matters customary for transactions of this sort; (4) indemnities from GEC in favor of Castleberry against all claims and liabilities with respect to breach of such representations and warranties; (5) indemnities from Castleberry in favor of GEC against all claims and liabilities with respect to a breach of Castleberry's representations and warranties.

The Definitive Agreements are expected to include, without limitation: (1) a confidentiality and non-compete agreement; and (2) any other agreements necessary or desirable in connection with any of the foregoing arrangements or any transaction contemplated herein.

4. Conditions Precedent to the Closing of Proposed Acquisition -The Definitive Agreements shall include customary conditions and precedent generally applicable to a business combination of the nature and size of the transactions contemplated by this Letter, each of which must be satisfied prior to the consummation of the transactions contemplated thereby. In general, the closing of the proposed agreement to provide the requirements as set forth in paragraphs #1, 2 and 3 and the obligations of each party under the Definitive Agreements will be subject to the satisfaction of the conditions precedent, which shall include but not be limited to:

(a)

Satisfactory Results of Due Diligence - The satisfactory completion of due diligence investigation and review by the parties and that the prospective business operations of Castleberry are substantially the same as currently understood by GEC as of the date of this Letter.

(b)

Compliance - Satisfactory determination that the prospective business operations by GEC will comply with all applicable laws and regulations.

(c)

Consents and Approvals - The approval and consent of the Definitive Agreements by the respective Boards of GEC and Town Officials of Castleberry, if required and the receipt of the consents and approvals from all governmental entities, utility providers, railways, material vendors, landlords, customers, and other parties which are necessary or appropriate to complete the transaction contemplated herein.

AGREEMENTS OF THE PARTIES REGARDING THE PROCEDURES FOR NEGOTIATION AND PREPARATION OF THE DEFINITIVE AGREEMENTS.??

In consideration of the costs to be borne by each party in pursuing the transactions contemplated by this Letter and in consideration of the mutual undertakings by the parties as to the matters described in this Letter, upon execution of counterparts of this Letter by each party, the following paragraphs 5 through 8 will constitute legally binding and enforceable agreements of the parties regarding the procedures for the negotiation and preparation of the Definitive Agreements.

5.

Confidentiality - By their signature below, each party agrees to keep in strict confidence all information regarding the terms of this Letter, except to the extent GEC must disclose information to lenders, stockholders ( for compliance with SEC regulations) and equity partners to obtain necessary debt and equity financing. If this proposal is terminated as provided in paragraph 8, each party upon request will promptly return to the other party all documents, contracts, records, or other information received by it that disclose or embody confidential information of the other party. GEC agrees to keep all material and information provided to it confidential and to promptly return the same to Castleberry upon termination of this Letter. The provisions of this paragraph shall survive termination of the Definitive Agreements.

6.

Public Disclosure - No party will make any public disclosure or issue any press releases pertaining to the existence of this Letter or to the proposed acquisition and sale between the parties without having first obtained the consent of the other parties, except for communications with employees, customers, suppliers, governmental agencies, and other groups as may be legally required or necessary or appropriate (i.e., any securities filings or notices), and which are not inconsistent with the prompt consummation of the transactions contemplated in this Letter. The provisions of this paragraph shall survive termination of the Definitive Agreements.

7.

Disclaimer of Liabilities - Except for breach of any confidentiality provisions hereof, no party to this Letter shall have any liability to any other party for any liabilities, losses, damages (whether special, incidental or consequential), costs, or expenses incurred by the party in the event the negotiations among the parties are terminated. Except to the extent otherwise provided in any Definitive Agreement entered into by the parties, each party shall be solely responsible for its own expenses, legal fees and consulting fees related to the negotiations described in this Letter, whether or not any of the transactions contemplated in this Letter are consummated.

5.

8. Termination - Except for the provisions set forth in paragraphs 5 - 8, each party hereby reaffirms its intention that this Letter as a whole, and paragraphs 1 - 4 in particular, are not intended to constitute, and shall not constitute, a legal and binding obligation, contract or agreement between any of the parties, and are not intended to be relied upon by any party as constituting such. Accordingly, the parties agree that any party to this Letter may unilaterally withdraw from negotiation or dealing at any time for any or no reason at the withdrawing party's sole discretion by notifying the other party of the withdrawal in writing. If any party withdraws from dealing or negotiation prior to June 1, 2011, or fails to negotiate in good faith, or if each party hereto has not entered into the Definitive Agreements by June 10, 2011, then any obligation to negotiate and prepare the Definitive Agreements or otherwise deal with any other party to this Letter, and the agreements of the parties set forth in paragraphs 5 - 8 shall immediately terminate. It is agreed, however, that the terms of any Definitive Agreements entered into by the parties' controls over the right to withdraw from dealing or negotiations in this paragraph.

If the terms of this Letter are agreeable to the Parties, then a scanned signed copy or copy by facsimile will be transmitted with an original signed copy by overnight mail as directed by the representatives of GEC and Castleberry by no later than 6PM US EST on June 10, 2011. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed an original, but all of which taken together shall constitute one and the same document. Upon acceptance of the binding provisions of this Letter (those provisions set forth in paragraphs 5 - 8) by each party, the parties will negotiate in good faith to prepare and enter into Definitive Agreements to govern the proposed transaction subject to the termination provisions set forth in paragraph 8.

Agreed and Accepted:

Global Ecology Corporation

Town of Castleberry

Peter D. Ubaidi, President & CEO

J.B. Jackson, Mayor

To: Fletcher Fountain, Sr., Mayor
Town of Fort Deposit

From: Peter D. Ubaldi, President & CEO Global Ecology Corporation

Re:

Letter of Intent Date: May 25, 2011

The purpose of this Letter of Intent ("Letter") is to set forth certain non-binding understandings and certain binding commitments between Global Ecology Corporation its affiliates, subsidiaries and assigns with offices at 96 Park Street, Montclair, New Jersey 07042 ("GEC") and The Town of Fort Deposit, its agencies, affiliates and assigns with offices at P.O. Box 260, Fort Deposit, Alabama 36032 ("Fort Deposit") with respect to a proposed transaction in which GEC and Fort Deposit will participate in a project (the "Project") as described herein. It is contemplated that GEC will form a wholly owned subsidiary, ("GEC Alabama") to own and operate the Project.

For purposes of this Letter, GEC, and Fort Deposit are sometimes collectively referred to as the "parties" and individually as a "party." Also, GEC's licensed waste remediation and soil additive technology and its other environmental restoration technologies and services are referred to as "Technology" or "Products" in this Letter. The parties are hereby contemplating a business transaction(s) located in Fort Deposit (the "Territory"). The transaction(s) will include but not be limited to the development of a location(s) for the accumulation of certain organic waste to be used in the production of GEC's natural fertilizer/soil additive and an expansion of the market to sell GEC's Technology. The target industries for GEC's Products are involved in the bio remediation of waste to produce fertilizer, water purification to include agriculture, sewage treatment, restoration of large bodies of water and drinking water purification. No other areas of business outside of the designated industry are subject to the transaction(s) contemplated in this Letter.

The terms and conditions as set forth herein between the parties will be more particularly set forth in one or more definitive agreements (collectively "Definitive Agreements") to be mutually agreed upon by the parties. This Letter outlines the proposed transaction based on each party's present understanding of the current condition of the requirements and business operations of GEC and the requirements of Fort Deposit. In particular, Fort Deposit and GEC understand that GEC Alabama (or its designee for the Project) will be a corporation owned 100% by GEC and Fort Deposit will be compensated according to a revenue sharing agreement for the Project acceptable to the parties.

The following numbered paragraphs constitute a general outline of the proposed transaction, key ancillary agreements and important conditions. The provisions shall be included in the Definitive Agreements, but in all instances shall be subject to and contingent upon the parties reaching agreement on the Definitive Agreements and the terms and conditions set forth in the Definitive Agreements. The parties' expressly state their intention that this Letter as a whole, and paragraphs 1 - 4 in particular, do not and shall not constitute a legal and binding obligation, contract or agreement between any of the parties, are not intended to be an extensive summary of all of the terms and conditions of the proposed business combination or of the Definitive Agreements, and are subject to the approval of the parties' Board of Directors, shareholders and Town council members, if necessary. The parties do, however, expressly intend that paragraphs 5 - 8 of this Letter, upon execution of this Letter, shall constitute the parties' agreements with respect to the procedures for negotiation and preparation of the Definitive Agreements.

NONBINDING STATEMENT OF UNDERSTANDING

1. Responsibilities of GEC. It will be the responsibility of GEC to continue to remain a fully reporting public entity. GEC will be required to comply with all SEC Regulations which are required to maintain its status as an OTCQB company. GEC agrees that it will cooperate in the production of information for the satisfactory due diligence inspection by Fort Deposit (as provided in paragraph 4) and the making of any agreed upon adjustments to the final agreement terms (both known and contingent), and will provide an agreement, acceptable to Fort Deposit wherein GEC Alabama will be given an exclusive license in the Territory from GEC for the use of its Technology for the sole benefit of GEC Alabama.

2. Responsibilities of Fort Deposit - Subject to an assessment of the: (a) technical capabilities of GEC's Products (b) the various types of soil treatment applications offered by GEC, and (c) the feasibility of utilizing GEC's expertise in the development of the operation of GEC Alabama, Fort Deposit agrees:

(a)

to, at its own expense, provide the Project the required land in a condition required for the operation contemplated herein which will include the access roads in and out of the subject site

(b)

to build an enclosed storage facility on the site according to specifications agreed to by the parties (c) to be responsible for all necessary approvals from whatever government agencies or private companies may be required for the use and the production of the Products in the Territory (d) to arrange to have office space available, at the expense of GEC Alabama for the Project in a location and of a size to be agreed upon by the parties (e) to assist in the hiring of local individuals for the Project (f) to cause GEC Alabama to receive the necessary waste to be used as raw material for the production of the Products.

3. Preparation of Definitive Agreements - The Definitive Agreements will set forth the terms and conditions for the revenue distribution due to Fort Deposit from the operation of GEC Alabama. In addition, the Definitive Documents will set forth the requirement within a reasonable period of time for the receipt of the funding needed by Fort Deposit for the development of the land for the Project as well as period required for all necessary approvals.

Upon execution of this Letter, the parties will begin preparation of the Definitive Agreements that will govern the transactions contemplated in this Letter. To the extent appropriate for transactions of this type and size, the Definitive Agreements will contain customary representations, warranties, covenants, indemnities and other agreements of the parties, including but not limited to: (1) representations and warranties related to each party's power and authority to enter into the Definitive Agreements and perform its obligations thereunder;

(2)

representation and warranty by Fort Deposit that Fort Deposit can fulfill its responsibilities in connection with the funding, capital and/or grant requirements and completion of approvals;

(3)

various representations and warranties concerning GEC and Fort Deposit such as due organization, good standing, the absence of violation of other agreements and laws and other matters customary for transactions of this sort; (4) indemnities from GEC in favor of Fort Deposit against all claims and liabilities with respect to breach of such representations and warranties; (5) indemnities from Fort Deposit in favor of GEC against all claims and liabilities with respect to a breach of Fort Deposit's representations and warranties.

The Definitive Agreements are expected to include, without limitation: (1) a confidentiality and non-compete agreement; and (2) any other agreements necessary or desirable in connection with any of the foregoing arrangements or any transaction contemplated herein.

4. Conditions Precedent to the Closing of Proposed Acquisition - The Definitive Agreements shall include customary conditions and precedent generally applicable to a business combination of the nature and size of the transactions contemplated by this Letter, each of which must be satisfied prior to the consummation of the transactions contemplated thereby. In general, the closing of the proposed agreement to provide the requirements as set forth in paragraphs #1, 2 and 3 and the obligations of each party under the Definitive Agreements will be subject to the satisfaction of the conditions precedent, which shall include but not be limited to:

(a)

Satisfactory Results of Due Diligence - The satisfactory completion of due diligence investigation and review by the parties and that the prospective business operations of Fort Deposit are substantially the same as currently understood by GEC as of the date of this Letter.

(b)

Compliance - Satisfactory determination that the prospective business operations by GEC will comply with all applicable laws and regulations.

(c)

Consents and Approvals - The approval and consent of the Definitive Agreements by the respective Boards of GEC and Town Officials of Fort Deposit, if required and the receipt of the consents and approvals from all governmental entities, utility providers, railways, material vendors, landlords, customers, and other parties which are necessary or appropriate to complete the transaction contemplated herein.

AGREEMENTS OF THE PARTIES REGARDING THE PROCEDURES FOR NEGOTIATION AND PREPARATION OF THE DEFINITIVE AGREEMENTS.??

In consideration of the costs to be borne by each party in pursuing the transactions contemplated by this Letter and in consideration of the mutual undertakings by the parties as to the matters described in this Letter, upon execution of counterparts of this Letter by each party, the following paragraphs 5 through 8 will constitute legally binding and enforceable agreements of the parties regarding the procedures for the negotiation and preparation of the Definitive Agreements.

5.

Confidentiality - By their signature below, each party agrees to keep in strict confidence all information regarding the terms of this Letter, except to the extent GEC must disclose information to lenders, stockholders ( for compliance with SEC regulations) and equity partners to obtain necessary debt and equity financing. If this proposal is terminated as provided in paragraph 8, each party upon request will promptly return to the other party all documents, contracts, records, or other information received by it that disclose or embody confidential information of the other party. GEC agrees to keep all material and information provided to it confidential and to promptly return the same to Fort Deposit upon termination of this Letter. The provisions of this paragraph shall survive termination of the Definitive Agreements.

6.

Public Disclosure - No party will make any public disclosure or issue any press releases pertaining to the existence of this Letter or to the proposed acquisition and sale between the parties without having first obtained the consent of the other parties, except for communications with employees, customers, suppliers, governmental agencies, and other groups as may be legally required or necessary or appropriate (i.e., any securities filings or notices), and which are not inconsistent with the prompt consummation of the transactions contemplated in this Letter. The provisions of this paragraph shall survive termination of the Definitive Agreements.

7.

Disclaimer of Liabilities - Except for breach of any confidentiality provisions hereof, no party to this Letter shall have any liability to any other party for any liabilities, losses, damages (whether special, incidental or consequential), costs, or expenses incurred by the party in the event the negotiations among the parties are terminated. Except to the extent otherwise provided in any Definitive Agreement entered into by the parties, each party shall be solely responsible for its own expenses, legal fees and consulting fees related to the negotiations described in this Letter, whether or not any of the transactions contemplated in this Letter are consummated.

5.

8. Termination - Except for the provisions set forth in paragraphs 5 - 8, each party hereby reaffirms its intention that this Letter as a whole, and paragraphs 1 - 4 in particular, are not intended to constitute, and shall not constitute, a legal and binding obligation, contract or agreement between any of the parties, and are not intended to be relied upon by any party as constituting such. Accordingly, the parties agree that any party to this Letter may unilaterally withdraw from negotiation or dealing at any time for any or no reason at the withdrawing party's sole discretion by notifying the other party of the withdrawal in writing. If any party withdraws from dealing or negotiation prior to June 1, 2011, or fails to negotiate in good faith, or if each party hereto has not entered into the Definitive Agreements by June 10, 2011, then any obligation to negotiate and prepare the Definitive Agreements or otherwise deal with any other party to this Letter, and the agreements of the parties set forth in paragraphs 5 - 8 shall immediately terminate. It is agreed, however, that the terms of any Definitive Agreements entered into by the parties' controls over the right to withdraw from dealing or negotiations in this paragraph.

If the terms of this Letter are agreeable to the Parties, then a scanned signed copy or copy by facsimile will be transmitted with an original signed copy by overnight mail as directed by the representatives of GEC and Fort Deposit by no later than 6PM US EST on June 10, 2011. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed an original, but all of which taken together shall constitute one and the same document. Upon acceptance of the binding provisions of this Letter (those provisions set forth in paragraphs 5 - 8) by each party, the parties will negotiate in good faith to prepare and enter into Definitive Agreements to govern the proposed transaction subject to the termination provisions set forth in paragraph 8.

Agreed and Accepted:

Global Ecology Corporation

Town of Fort Deposit

Peter D. Ubaldi, President & CEO

Fletcher Fountain, Sr. Mayor

To: Elizabeth Davis, Mayor City of White Hall

From: Peter D. Ubaldi, President & CEO Global Ecology Corporation

Re:

Letter of Intent Date: June 1, 2011

The purpose of this Letter of Intent ("Letter") is to set forth certain non-binding understandings and certain binding commitments between Global Ecology Corporation its affiliates, subsidiaries and assigns with offices at 96 Park Street, Montclair, New Jersey 07042 ("GEC") and The City of White Hall, its agencies, affiliates and assigns with offices at 625 Freedom Road, White Hall, AL 36040 ("White Hall") with respect to a proposed transaction in which GEC and White Hall will participate in a project (the "Project") as described herein. It is contemplated that GEC will form a wholly owned subsidiary, ("GEC Alabama") to own and operate the Project.

For purposes of this Letter, GEC, and White Hall are sometimes collectively referred to as the "parties" and individually as a "party." Also, GEC's licensed waste remediation and soil additive technology and its other environmental restoration technologies and services are referred to as "Technology" or "Products" in this Letter. The parties are hereby contemplating a business transaction(s) located in White Hall (the "Territory"). The transaction(s) will include but not be limited to the development of a location(s) for the accumulation of certain organic waste to be used in the production of GEC's natural fertilizer/soil additive and an expansion of the market to sell GEC's Technology. The target industries for GEC's Products are involved in the bio remediation of waste to produce fertilizer, water purification to include agriculture, sewage treatment, restoration of large bodies of water and drinking water purification. No other areas of business outside of the designated industry are subject to the transaction(s) contemplated in this Letter.

The terms and conditions as set forth herein between the parties will be more particularly set forth in one or more definitive agreements (collectively "Definitive Agreements") to be mutually agreed upon by the parties. This Letter outlines the proposed transaction based on each party's present understanding of the current condition of the requirements and business operations of GEC and the requirements of White Hall. In particular, White Hall and GEC understand that GEC Alabama (or its designee for the Project) will be a corporation owned 100% by GEC and White Hall will be compensated according to a revenue sharing agreement for the Project acceptable to the parties.

The following numbered paragraphs constitute a general outline of the proposed transaction, key ancillary agreements and important conditions. The provisions shall be included in the Definitive Agreements, but in all instances shall be subject to and contingent upon the parties reaching agreement on the Definitive Agreements and the terms and conditions set forth in the Definitive Agreements. The parties' expressly state their intention that this Letter as a whole, and paragraphs 1 - 4 in particular, do not and shall not constitute a legal and binding obligation, contract or agreement between any of the parties, are not intended to be an extensive summary of all of the terms and conditions of the proposed business combination or of the Definitive Agreements, and are subject to the approval of the parties' Board of Directors, shareholders and City council members, if necessary. The parties do, however, expressly intend that paragraphs 5 - 8 of this Letter, upon execution of this Letter, shall constitute the parties' agreements with respect to the procedures for negotiation and preparation of the Definitive Agreements.

NONBINDING STATEMENT OF UNDERSTANDING

1. Responsibilities of GEC. It will be the responsibility of GEC to continue to remain a fully reporting public entity. GEC will be required to comply with all SEC Regulations which are required to maintain its status as an OTCQB company. GEC agrees that it will cooperate in the production of information for the satisfactory due diligence inspection by White Hall (as provided in paragraph 4) and the making of any agreed upon adjustments to the final agreement terms (both known and contingent), and will provide an agreement, acceptable to White Hall wherein GEC Alabama will be given an exclusive license in the Territory from GEC for the use of its Technology for the sole benefit of GEC Alabama. .

2. Responsibilities of White Hall - Subject to an assessment of the: (a) technical capabilities of GEC's Products (b) the various types of soil treatment applications offered by GEC, and (c) the feasibility of utilizing GEC's expertise in the development of the operation of GEC Alabama, White Hall agrees:

(a)

to, at its own expense, provide the Project the required land in a condition required for the operation contemplated herein which will include the access roads in and out of the subject site

(b)

to build an enclosed storage facility on the site according to specifications agreed to by the parties (c) to be responsible for all necessary approvals from whatever government agencies or private companies may be required for the use and the production of the Products in the Territory (d) to arrange to have office space available, at the expense of GEC Alabama for the Project in a location and of a size to be agreed upon by the parties (e) to assist in the hiring of local individuals for the Project (f) to cause GEC Alabama to receive the necessary waste to be used as raw material for the production of the Products.

3. Preparation of Definitive Agreements - The Definitive Agreements will set forth the terms and conditions for the revenue distribution due to White Hall from the operation of GEC Alabama. In addition, the Definitive Documents will set forth the requirement within a reasonable period of time for the receipt of the funding needed by White Hall for the development of the land for the Project as well as period required for all necessary approvals.

Upon execution of this Letter, the parties will begin preparation of the Definitive Agreements that will govern the transactions contemplated in this Letter. To the extent appropriate for transactions of this type and size, the Definitive Agreements will contain customary representations, warranties, covenants, indemnities and other agreements of the parties, including but not limited to: (1) representations and warranties related to each party's power and authority to enter into the Definitive Agreements and perform its obligations thereunder; (2) representation and warranty by White Hall that White Hall can fulfill its responsibilities in connection with the funding, capital and/or grant requirements and completion of approvals; (3) various representations and warranties concerning GEC and White Hall such as due organization, good standing, the absence of violation of other agreements and laws and other matters customary for transactions of this sort; (4) indemnities from GEC in favor of White Hall against all claims and liabilities with respect to breach of such representations and warranties; (5) indemnities from White Hall in favor of GEC against all claims and liabilities with respect to a breach of White Hall's representations and warranties.

The Definitive Agreements are expected to include, without limitation: (1) a confidentiality and non-compete agreement; and (2) any other agreements necessary or desirable in connection with any of the foregoing arrangements or any transaction contemplated herein.

4. Conditions Precedent to the Closing of Proposed Acquisition - The Definitive Agreements shall include customary conditions and precedent generally applicable to a business combination of the nature and size of the transactions contemplated by this Letter, each of which must be satisfied prior to the consummation of the transactions contemplated thereby. In general, the closing of the proposed agreement to provide the requirements as set forth in paragraphs #1, 2 and 3 and the obligations of each party under the Definitive Agreements will be subject to the satisfaction of the conditions precedent, which shall include but not be limited to:

(a)

Satisfactory Results of Due Diligence - The satisfactory completion of due diligence investigation and review by the parties and that the prospective business operations of White Hall are substantially the same as currently understood by GEC as of the date of this Letter.

(b)

Compliance - Satisfactory determination that the prospective business operations by GEC will comply with all applicable laws and regulations.

(c)

Consents and Approvals - The approval and consent of the Definitive Agreements by the respective Boards of GEC and City Officials of White Hall, if required and the receipt of the consents and approvals from all governmental entities, utility providers, railways, material vendors, landlords, customers, and other parties which are necessary or appropriate to complete the transaction contemplated herein.

AGREEMENTS OF THE PARTIES REGARDING THE PROCEDURES FOR NEGOTIATION AND PREPARATION OF THE DEFINITIVE AGREEMENTS.??

In consideration of the costs to be borne by each party in pursuing the transactions contemplated by this Letter and in consideration of the mutual undertakings by the parties as to the mailers described in this Letter, upon execution of counterparts of this Letter by each party, the following paragraphs 5 through 8 will constitute legally binding and enforceable agreements of the parties regarding the procedures for the negotiation and preparation of the Definitive Agreements.

5.

Confidentiality - By their signature below, each party agrees to keep in strict confidence all information regarding the terms of this Letter, except to the extent GEC must disclose information to lenders, stockholders ( for compliance with SEC regulations) and equity partners to obtain necessary debt and equity financing. If this proposal is terminated as provided in paragraph 8, each party upon request will promptly return to the other party all documents, contracts, records, or other information received by it that disclose or embody confidential information of the other party. GEC agrees to keep all material and information provided to it confidential and to promptly return the same to White Hall upon termination of this Letter. The provisions of this paragraph shall survive termination of the Definitive Agreements.

6.

Public Disclosure - No party will make any public disclosure or issue any press releases pertaining to the existence of this Letter or to the proposed acquisition and sale between the parties without having first obtained the consent of the other parties, except for communications with employees, customers, suppliers, governmental agencies, and other groups as may be legally required or necessary or appropriate (i.e., any securities filings or notices), and which are not inconsistent with the prompt consummation of the transactions contemplated in this Letter. The provisions of this paragraph shall survive termination of the Definitive Agreements.

7.

Disclaimer of Liabilities - Except for breach of any confidentiality provisions hereof, no party to this Letter shall have any liability to any other party for any liabilities, losses, damages (whether special, incidental or consequential), costs, or expenses incurred by the party in the event the negotiations among the parties are terminated. Except to the extent otherwise provided in any Definitive Agreement entered into by the parties, each party shall be solely responsible for its own expenses, legal fees and consulting fees related to the negotiations described in this Letter, whether or not any of the transactions contemplated in this Letter are consummated.

8.

Termination - Except for the provisions set forth in paragraphs 5 - 8, each party hereby

5.

reaffirms its intention that this Letter as a whole, and paragraphs 1 - 4 in particular, are not intended to constitute, and shall not constitute, a legal and binding obligation, contract or agreement between any of the parties, and are not intended to be relied upon by any party as constituting such. Accordingly, the parties agree that any party to this Letter may unilaterally withdraw from negotiation or dealing at any time for any or no reason at the withdrawing party's sole discretion by notifying the other party of the withdrawal in writing. If any party withdraws from dealing or negotiation prior to June 1, 2011, or fails to negotiate in good faith, or if each party hereto has not entered into the Definitive Agreements by June 10, 2011, then any obligation to negotiate and prepare the Definitive Agreements or otherwise deal with any other party to this Letter, and the agreements of the parties set forth in paragraphs 5 - 8 shall immediately terminate. It is agreed, however, that the terms of any Definitive Agreements entered into by the parties' controls over the right to withdraw from dealing or negotiations in this paragraph.

If the terms of this Letter are agreeable to the Parties, then a scanned signed copy or copy by facsimile will be transmitted with an original signed copy by overnight mail as directed by the representatives of GEC and White Hall by no later than 6PM US EST on June 10, 2011. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed an original, but all of which taken together shall constitute one and the same document. Upon acceptance of the binding provisions of this Letter (those provisions set forth in paragraphs 5 - 8) by each party, the parties will negotiate in good faith to prepare and enter into Definitive Agreements to govern the proposed transaction subject to the termination provisions set forth in paragraph 8.

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Agreed and Accepted: Global Ecology Corporation

City of White Hall

Peter D. Ubaldi, President & CEO

John Jackson, Project Manager

Endnotes

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